Supplement to the
Fidelity® Variable Insurance Products
Index 500 Portfolio Initial Class, Service Class and Service Class 2
April 28, 2016
Prospectus

The following information supplements similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since August 2016.

The following information supplements the biographical information found in the "Fund Management" section.

Thomas Brussard, Jr. is assistant portfolio manager of the fund, which he has managed since August 2016. He also manages other funds. Since joining Geode in 2011, Mr. Brussard has worked as a senior operations associate, portfolio manager assistant, and assistant portfolio manager.

VI5-16-01 1.797998.117	September 2, 2016